Exhibit 99.1

FOR IMMEDIATE ISSUE

FOR:	MDC Partners Inc.	CONTACT:	Erica Bartsch
	One World Trade Center, FL. 65		Sloane & Company
	New York, NY 10007		212-446-1875
IR@mdc-partners.com

MDC Partners Inc. Announces Solicitation of Consents for 7.500% Senior Notes due 2024

New York, New York (January 21, 2021) — MDC Partners Inc. (the “Issuer”) announced today that it is soliciting consents from holders of its 7.500% Senior Notes due 2024, CUSIP C5429X AJ5 (Regulation S) and 552697 AQ7 (Rule 144A) $870,256,000 aggregate principal amount outstanding (the “Notes”), to certain proposed amendments to the indenture dated March 23, 2016 (the “Indenture”) among the Issuer, certain guarantors of the Notes identified as Note Guarantors therein and The Bank of New York Mellon, as trustee, under which the Notes were issued, as described below and upon the terms and subject to the conditions set forth in the consent solicitation statement, dated January 21, 2021 (as may be amended or supplemented from time to time, the “Consent Solicitation Statement”). Unless otherwise indicated, capitalized terms used but not defined in this announcement have the meaning assigned to them in the Consent Solicitation Statement.

On December 21, 2020, the Issuer announced that it had entered into a definitive transaction agreement with Stagwell Media LP (“Stagwell”) to combine their respective businesses. As more fully described in the Consent Solicitation Statement, the purpose of the solicitation is to permit, by way of certain waivers of and amendments to the restrictive covenants and certain other provisions contained in the Indenture (the “Proposed Amendments and Waivers”), the consummation of this business combination transaction whereby Stagwell is expected to contribute to the Issuer a portfolio of marketing services companies, in consideration for which Stagwell will subscribe for and be issued, directly or indirectly, certain equity securities in the Issuer, which will, in aggregate, result in a Change of Control (as such term is defined under the Indenture) occurring, in each case following a reorganization of the Issuer and its subsidiaries (the “Proposed Transaction”).

The solicitation commenced today and will expire at 5:00 p.m. New York City time, on February 4, 2021 unless terminated or extended (such date and time, as it may be extended, with respect to the solicitation, the “Expiration Time”). Consents may be revoked by holders prior to but not after the earlier of the Expiration Time and the Effective Time on the terms and conditions set out in the Consent Solicitation Statement.

Adoption of the Proposed Amendments and Waivers requires consents from holders of at least a majority in principal amount of the then-Outstanding Notes. Holders of a majority in aggregate principal amount of the Notes have already irrevocably agreed to consent to the Proposed Amendments and Waivers. While holders in addition to those that have already irrevocably agreed to consent may deliver consents to the solicitation, the Issuer expects that, whether or not such further holders do so, the required consents for the Proposed Amendments and Waivers will be obtained in the solicitation.

The Proposed Amendments and Waivers are being treated as a single request for consents, and, upon the terms and subject to the satisfaction or waiver of all of the conditions set forth in the Consent Solicitation Statement, a cash payment of:

(i)	$20.00 will be payable on the date the supplemental indenture (the “Supplemental Indenture”) reflecting the Proposed Amendments and Waivers is executed to all holders as of 5:00 p.m. New York City time on the record date of January 20, 2021 (whether they consented to the Proposed Amendments and Waivers or not) (the “Payment Holders”); and

(ii)	in the event that: (a) the Issuer makes an announcement informing holders: (1) that the Proposed Amendments and Waivers are operative and (2) when the closing of the Proposed Transaction is expected to occur and (b) the Proposed Amendments and Waivers become operative and the Proposed Transaction is consummated, an additional $10.00 will be payable on the date of the closing of the Proposed Transaction to the Payment Holders (whether or not they are still holders of the Notes at such time), in each case, in respect of each $1,000 principal amount of Outstanding Notes held by the relevant Payment Holder as of 5:00 p.m. New York City time on the record date of January 20, 2021. No consent payments will be payable if the required consents for the Proposed Amendments and Waivers are not obtained and the Supplemental Indenture is not executed. The consent payment described in prong (ii) above will not be payable if the Issuer does not make the announcement decribed in that prong (ii) in order for the Proposed Amendments and Waivers to become operative or if the Proposed Transaction is not consummated.

Holders are referred to the Consent Solicitation Statement for the detailed terms and conditions of the solicitation.

The Issuer has retained Global Bondholder Services Corporation to serve as Information Agent and Tabulation Agent for the solicitation. Questions concerning procedures for delivering consents and requests for documents should be directed to the Information and Tabulation Agent at (866) 794-2200 (toll free) or contact@gbsc-usa.com.

The Issuer has retained Moelis & Company LLC to serve as Solicitation Agent. Questions concerning the terms of the solicitation should be directed to the Solicitation Agent at (212) 833-3800.

The solicitation is being made solely by means of the Consent Solicitation Statement and on the terms and subject to the conditions set forth in the Consent Solicitation Statement. The Issuer may, in its sole discretion, terminate, extend or amend the solicitation at any time as described in the Consent Solicitation Statement. This announcement is for information purposes only and is neither an offer to sell nor a solicitation of an offer to buy any security and is not a solicitation of consents with respect to the Proposed Amendments and Waivers or any securities. The solicitation is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or blue sky laws.

Neither the Consent Solicitation Statement nor any documents related to the solicitation have been filed with, or reviewed or approved by, any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy of the Consent Solicitation Statement or any documents related to the solicitation, and it is unlawful and may be a criminal offense to make any representation to the contrary.

About the Issuer

MDC Partners Inc. is one of the most influential marketing and communications networks in the world. As “The Place Where Great Talent Lives,” MDC Partners Inc. is celebrated for its innovative advertising, public relations, branding, digital, social and event marketing agency partners, which are responsible for some of the most memorable and effective campaigns for the world's most respected brands. By leveraging technology, data analytics, insights and strategic consulting solutions, MDC Partners Inc. drives creative excellence, business growth and measurable return on marketing investment for over 1,700 clients worldwide. For more information about MDC Partners Inc. and its partner firms, visit our website at www.mdc-partners.com and follow us on Twitter at http://www.twitter.com/mdcpartners.

Forward-Looking Statements

This communication may contain certain forward-looking statements (collectively, “forward-looking statements”) within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended and Section 21E of the U.S. Exchange Act and the United States Private Securities Litigation Reform Act of 1995, as amended, and “forward-looking information” under applicable Canadian securities laws. Statements in this document that are not historical facts, including statements about the Issuer’s or Stagwell’s beliefs and expectations and recent business and economic trends, constitute forward-looking statements. Words such as “estimate,” “project,” “target,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “should,” “would,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “future,” “assume,” “forecast,” “focus,” “continue,” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Such forward-looking statements may include, but are not limited to, statements related to: future financial performance and the future prospects of the respective businesses and operations of the Issuer, Stagwell and the combined company; information concerning the Proposed Transaction; the anticipated benefits of the Proposed Transaction; the likelihood of the Proposed Transaction being completed; the anticipated outcome of the Proposed Transaction; the tax impact of the Proposed Transaction on the Issuer and shareholders of the Issuer; the timing of the shareholder meeting to approve the Proposed Transaction; the shareholder approvals required for the Proposed Transaction; regulatory and stock exchange approval of the Proposed Transaction; and the timing of the implementation of the Proposed Transaction. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement, including the risks identified in our filings with the SEC. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Issuer’s control. Important factors that could cause actual results and expectations to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” in the Proxy Statement/Prospectus and under the caption “Risk Factors” in the Issuer’s Annual Report on Form 10-K for the year-ended December 31, 2019 under Item 1A, in the Issuer’s Quarterly Report on Form 10-Q for the three-months ended March 31, 2020 under Item 1A, in the Issuer’s Quarterly Report on Form 10-Q for the six-months ended June 30, 2020 under Item 1A and in the Issuer’s Quarterly Report on Form 10-Q for the nine-months ended September 30, 2020 under Item 1A. These and other risk factors include, but are not limited to, the following:

•	an inability to realize expected benefits of the Proposed Transaction or the occurrence of difficulties in connection with the Proposed Transaction;

•	adverse tax consequences in connection with the Proposed Transaction for the Issuer, its operations and its shareholders, that may differ from the expectations of the Issuer or Stagwell, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Issuer’s determination of value and computations of its tax attributes may result in increased tax costs;

•	the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Proposed Transaction;

•	the impact of uncertainty associated with the Proposed Transaction on the Issuer’s and Stagwell’s respective businesses;

•	direct or indirect costs associated with the Proposed Transaction, which could be greater than expected;

•	the risk that a condition to completion of the Proposed Transaction may not be satisfied and the Proposed Transaction may not be completed; and

•	the risk of parties challenging the Proposed Transaction or the impact of the Proposed Transaction on the Issuer’s debt arrangements.

You can obtain copies of the Issuer’s filings under its profile on SEDAR at www.sedar.com, its profile on the SEC’s website at www.sec.gov or its website at www.mdc-partners.com. The Issuer does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the Issuer and New MDC LLC (“New MDC”) will file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a proxy statement of the Issuer (the “Proxy Statement” and, together with the Form S-4, the “Proxy Statement/Prospectus”). This communication is not a substitute for the Proxy Statement/Prospectus or any other document the Issuer may file with the SEC in connection with the Proposed Transaction. When available, the Issuer will mail the Proxy Statement/Prospectus to its shareholders in connection with the votes to approve certain matters in connection with the Proposed Transaction.

INVESTORS AND SECURITYHOLDERS OF THE ISSUER ARE URGED TO READ CAREFULLY THE PROXY STATEMENT/PROSPECTUS, ONCE AVAILABLE, REGARDING THE PROPOSED TRANSACTION IN ITS/THEIR ENTIRETY WHEN THEY BECOME AVAILABLE (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) OR ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain, free of charge, copies of the Proxy Statement/Prospectus, when available, and other relevant documents filed by the Issuer or New MDC with the SEC, at the SEC’s website at www.sec.gov. In addition, investors and securityholders will be able to obtain free copies of the Proxy Statement/Prospectus and other relevant documents filed by the Issuer or New MDC with the SEC and from the Issuer’s website at http://www.mdc-partners.com.

The URLs in this announcement are intended to be inactive textual references only. They are not intended to be active hyperlinks to websites. The information on such websites, even if it might be accessible through a hyperlink resulting from the URLs or referenced herein, is not and shall not be deemed to be incorporated into this announcement. No assurance or representation is given as to the suitability or reliability for any purpose whatsoever of any information on such websites.

No Offer or Solicitation

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that the Issuer or New MDC may file with the SEC in connection with the Proposed Transaction. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. The Proposed Transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Participants in the Solicitation

The Issuer, New MDC and their respective directors and executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the Issuer’s shareholders with respect to the approvals required to complete the Proposed Transaction. More detailed information regarding the identity of these potential participants, and any direct or indirect interests they may have in the Proposed Transaction, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus when filed with the SEC. Information regarding the Issuer’s directors and executive officers is set forth in the definitive proxy statement on Schedule 14A filed by the Issuer with the SEC on May 26, 2020 and in the Annual Report on Form 10-K filed by the Issuer with the SEC on March 5, 2020. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Special Meeting will be included in the Proxy Statement/Prospectus to be filed with the SEC. These documents are available to the shareholders of the Issuer free of charge from the SEC’s website at www.sec.gov and from the Issuer’s website at www.mdc-partners.com.

You must not construe the contents of this document as legal, tax, regulatory, financial, accounting or other advice, and you are urged to consult with your own advisors with respect to legal, tax, regulatory, financial, accounting and other consequences of the Proposed Transaction, the suitability of the Proposed Transaction for you and other relevant matters concerning the Proposed Transaction.